2011 1st Quarter Results
May 16, 2011

Jeff Weaver
President and Chief Executive Officer

Safe Harbor Statement

When used in filings by SP Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission
(the “SEC”). In the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “ is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including among other things, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of leading and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company’s ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company’s market area, competition, changes in management’s business strategies and other factors that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could materially affect the Company’s financial performance and could cause the
Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake -and specifically declines and obligation-to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SPBC At A Glance

• Publicly traded Thrift Holding Company
        • SharePlus Federal Bank
        • www.shareplus.com
• $259.3 million in total assets
• Headquartered in Plano, Texas
        • 4 Locations in North Texas
        • 2 in Louisville, Ky and 1 in Irvine, Ca
• 1.725 million shares outstanding
        • 12% Insider/ESOP Ownership
• Price to Book Ratio of 60.2% at 03/31/11

• Founded in 1958 as Frito Employees Federal Credit Union
• As a credit union, SharePlus served the employees of Frito-
 Lay, PepsiCo, YUM! Brands, as well as employees of dozens
 of other companies.
• Converted to Mutual Savings Bank in October 2004
• Completed conversion and IPO in October 2010
• Traded on NASDAQ for the first time on November 1st
History

Texas based community bank providing competitive product
and rate offerings with outstanding personalized service in
three core businesses:
 • Mortgage Lending - Service leadership distinguishes the
 bank and provides fee income and quality earning assets
 • Commercial Lending - Focused on relationships with
 local small to medium sized businesses.
 • Consumer banking - Focused on service and value
 propositions that drive low cost funding for the bank
Simple and Focused Strategy

First Quarter Highlights
•  Net income of $217,000, up from a loss of $323,000 for Q1 2010
•  Total assets of $259.3 million, an 8.6% increase from December 31, 2010
        •  Total deposits were up $20.6 million
        •  Total loans grew $2.6 million
•  Non interest expenses increased due to higher costs related to becoming a public company, investments in new and existing lines of business and expenses from one commercial loan foreclosure
•  Non-performing assets increased during the quarter, but overall levels remain low
        •   We expect non-performing loans to decrease significantly over time

Three Core Lines of Business
Commercial Banking
Mortgage Lending
Consumer Banking
• $35.6 million in loans as
 of March 31, 2011

• Primarily commercial,
 real estate, retail, office,
 medical and C&I loans

• Focused on relationships
 with in-market medium
 sized businesses
• $139.8 million in loans
 as of March 31, 2011

• Majority of mortgage
 loans are variable rate
 loans
• $9.9 million in home
 equity loans
• $208.8 million in
 deposits as of March 31
• 18,000 accounts with
 favorable mix of
 checking, savings and
 CD’s
• Focused on service and
 value propositions that
 drive low cost funding

• New line of business announced in April 2011
• Adds a diversified revenue source
• Short term portfolio provides a hedge against rising interest rates
• Experienced staff with deep ties to mortgage industry and community
        • Chris Christensen, senior vice president
        • 40 years of bank management and mortgage experience
Mortgage Warehouse Lending

Suzy Salls
Senior Vice President and Chief Financial Officer

$300,000
$200,000
$100,000
$0
-$100,000
-$200,000
-$300,000
-$400,000
-$323,000
$217,000
1Q10
1Q11

SP Bancorp Incorporated

Net Income

EPS of $0.13

$3
$2
$1
$0
($ in Millions)
$2.0
$2.3
1Q10
1Q11

SP Bancorp Incorporated

Net Interest Income

5%
4%
3%
2%
1%
0%
3.65%
3.96%
1Q10
1Q11

SP Bancorp Incorporated

Net Interest Margin

($ in Millions)
$3
$2
$1
$0
$2.0
$2.6
1Q10
1Q11

SP Bancorp Incorporated

Non Interest Expense

Non Interest Expense
(Dollars in thousands)
• Increase of $590 over March 31, 2010 primarily related to the following:
       • Compensation & benefits
                                                                                                                    $317
               • Two new commercial loan officers
               • Two new employees for W/H lending
               • 2010 reversal of bonus accrual
               • Higher levels of mortgage commissions
       • Professional and outside expenses
                                                                                                                     $56
               • Legal, accounting, consulting
                                 related to being a public company
       • Operations from OREO
                                                                                                                    $112
               • Commercial real state foreclosure

Total assets                              259,330                         238,817
Loans, net                                 193,662                         191,065
Deposits                                    208,795                         188,244
Stockholders’ equity                32,390                            32,104
Balance Sheet Highlights - Qtr.
(Unaudited - in ‘000’s)
As of
December 31, 2010
As of
March 31, 2011

Total assets                               259,330                         227,184
Loans, net                                  193,662                         165,732
Deposits                                     208,795                         192,191
Stockholders’ equity                 32,390                            17,007
Balance Sheet Highlights - Year
(Unaudited -in ‘000’s)
As of
March 31, 2010
As of
March 31, 2011

Financial Performance Ratios
March 31, 2011
Net interest margin                                        3.96%
NPAs/Total Assets                                         3.87%
Net charge-offs/Avg. loans                            0.25%
ALLL/Total loans                                           0.90%
Tier 1 Core Capital                                       10.96%
Total Risk-based Capital                              17.04%
Texas Ratio                                                   12.40% *
*Non accrual loans plus OREO/risk based capital

NPAs/Total Assets
NCOs/Avg Loans
ALLL/Total Loans
4.00%
3.00%
2.00%
1.00%
0.00%
2.75%
0.06%
1.19%
2.86%
0.29%
1.18%
1.95%
0.24%
1.12%
2.28%
0.15%
1.31%
3.87%
0.25%
0.90%
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11

SP Bancorp Incorporated

Asset Quality

Asset Quality
• Non Performing Assets increased from 2.28% of total assets to 3.87%
 year over year primarily due to an increase in troubled debt restructured.
• The Allowance for Loan Losses dropped from 1.09% of total loans to
 .90% after a partial write off of one commercial credit that was foreclosed during the quarter. This credit had a large specific allowance that was taken in the first quarter of 2010.

• SharePlus is leveraging infrastructure costs through a strategy to profitably grow assets 9% to 12% annually
• Well-positioned to accomplish growth objectives:
        • Experienced management team and Board of Directors
        • Diverse and growing business segments
        • Strong capital position
        • Located in the growing and stable DFW market
        • Manageable credit issues
        • Solid, scalable infrastructure
www.shareplus.com
Summary